                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report May 1, 2000
                                          -----------
                        (Date of earliest event reported)



                          DATATRAK INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                       (000-20699)              34-1685364
----------------------------     ----------------------   --------------------
(State or other jurisdiction      (Commission File No.)     (I.R.S. Employer
of incorporation)                                           Identification No.)

   20600 Chagrin Boulevard, Cleveland, Ohio                       44122
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   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:           (216) 921-6505
                                                             ----------------













                                Page 1 of 6 Pages
                         Exhibit Index Appears on Page 3


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Item 5.   Other Events
----------------------

         On May 1, 2000, DATATRAK International, Inc. and Computer Sciences Corporation ("CSC") announced an alliance to launch E-CRF(SM), a joint application service provider (ASP) offering that allows the life sciences industry to collect clinical trial data via the Internet. Through the alliance, CSC will supply Web hosting and global deployment capabilities for DATATRAK's electronic data capture (EDC) dual platform software. CSC will also provide data center housing, network connectivity and infrastructure administration. DATATRAK is providing the software that allows pharmaceutical and related organizations to transition from the traditional paper method of clinical trial data collection to collecting data electronically. CSC and DATATRAK will jointly market E-CRF(SM) to the pharmaceutical and related life sciences industries.











                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            DATATRAK INTERNATIONAL, INC.

                               By:  /s/  Terry C. Black
                                    ------------------------------------------
                                    Terry C. Black
                                    Vice President of Finance, Chief Financial
                                    Officer, Treasurer and Assistant Secretary


Date:  May 3, 2000












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                                  EXHIBIT INDEX
                                  -------------

      EXHIBIT NO.                DESCRIPTION                          PAGE
      -----------                -----------                          ----

      99.1              Press Release Issued on May 1, 2000.            4




















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